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                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2002-1


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Section 7.3 Indenture                                                          Distribution Date:                     11/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)  Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,424,966.67
              Class B Note Interest Requirement                     136,227.78
              Class C Note Interest Requirement                     220,875.00
                      Total                                       1,782,069.44

       Amount of the distribution allocable to the interest on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.69639
              Class B Note Interest Requirement                        1.94611
              Class C Note Interest Requirement                        2.45417

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       840,000,000
              Class B Note Principal Balance                        70,000,000
              Class C Note Principal Balance                        90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           10,000,000.00

(v)    Required Owner Trust Spread Account Amount                10,000,000.00

                                                 By:
                                                       --------------------

                                                 Name: Patricia M. Garvey
                                                 Title: Vice President


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